================================================================================

Exhibit 32.1


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Crawford Lake Mining Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The   information  contained   in   the   Report  fairly  presents,  in all
     material respects, the financial condition and results of operations of the Company.


Date:  March 27, 2006


/s/ John Fiddick
---------------------------------------
John Fiddick, President and C.E.O.
(Principal Executive Officer)